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                                                                    Exhibit 99.1

For Immediate Release

FOR:                                        FROM:
Ameritrans Capital Corporation              Gregory FCA Communications Inc.
For More Information Contact:               For More Information Contact:
Gary Granoff                                Kathy Keyser
(212) 355-2449                              (610) 642-8253


              AMERITRANS REPORTS FIRST QUARTER FISCAL 2004 RESULTS

New York, NY, November 14, 2003 - Ameritrans Capital Corporation (NASDAQ: AMTC, AMTCP) today reported financial results for the quarter ended September 30, 2003. For the quarter ended September 30, 2003, total investment income was $1.44 million compared to $1.61 million during the prior comparable period. Ameritrans reported a net loss available to common shareholders for the first quarter of fiscal 2004 of ($202,773), or ($0.10) per basic and diluted common share, versus net income of $222,356, or $0.11 per basic and diluted common share for the same period of fiscal 2002. The decrease in total investment income was primarily due to the impact of lower interest rates charged on new and modified loans. Although lower interest rates favorably affected interest expense for the quarter through debt refinancing, it was more than offset by the writedown of the Chicago loan portfolio and related foreclosure expenses, which resulted in the decrease in net income for the period.

The Company's net loan portfolio at September 30, 2003 was $53.8 million versus $56.0 million at September 30, 2002.

Commenting on the results, Gary C. Granoff, Ameritrans' president said, "As expected, it was another difficult quarter for Ameritrans as we continue to deal with problems in our Chicago medallion loan program and the decreasing interest rate environment. However, we are making considerable progress toward the eventual resolution of these issues. We remain committed to our business and we believe that Ameritrans will return to profitability in the third or fourth quarter of this fiscal year ending June 30, 2004."

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Ameritrans Capital Corporation is a specialty finance company engaged in making loans to and investments in small businesses. Ameritrans' wholly owned subsidiary Elk Associates Funding Corporation, was licensed by the United States Small Business Administration as a Small Business Investment Company (SBIC) in 1980. The company maintains its offices at 747 Third Avenue; 4th Floor; New York, NY 10017.

                                      # # #

THIS ANNOUNCEMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PRESENTLY ANTICIPATED OR PROJECTED. AMERITRANS CAPITAL CORPORATION CAUTIONS INVESTORS NOT TO PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS TO MANAGEMENT'S EXPECTATIONS ON THIS DATE.

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CONSOLIDATED STATEMENTS OF INCOME


                                                            Three Months Ended       Three Months Ended
                                                            September 30, 2003       September 30, 2002
                                                             ------------------       ------------------
INVESTMENT INCOME
       Interest on loans receivable                       $           1,390,175    $           1,551,000
       Fees and other income                                             51,224                   57,233
                                                             ------------------       ------------------
             TOTAL INVESTMENT INCOME                                  1,441,399                1,608,233
                                                             ------------------       ------------------

OPERATING EXPENSES
       Interest                                                         372,753                  540,686
       Salaries and employee benefits                                   246,547                  219,913
       Legal fees                                                        62,421                   61,927
       Miscellaneous administrative expenses                            378,361                  293,104
       Loss on assets acquired in satisfaction of
       loans, net                                                        29,901                    9,724
       Directors' fee                                                    13,250                   13,250
       Foreclosure expense                                              209,630                   78,186
       Write off and depreciation on interest
            and loans receivable                                        255,892                   73,229
                                                             ------------------       ------------------
             TOTAL OPERATING EXPENSES                                 1,568,755                1,290,019
                                                             ------------------       ------------------
             OPERATING (LOSS) INCOME                                   (127,356)                 318,214
                                                             ------------------       ------------------

OTHER INCOME
       Rental income                                                     13,836                        -
       Gain on sale of securities                                         5,665                        -
                                                             ------------------       ------------------
             TOTAL OTHER INCOME                                          19,501                        -
                                                             ------------------       ------------------
             (LOSS) INCOME BEFORE INCOME TAXES
                                                                      (107,855)                  318,214

INCOME TAXES                                                            10,543                   11,483
                                                             ------------------       ------------------
             NET (LOSS) INCOME                            $           (118,398)     $           306,731
                                                             ------------------       ------------------
DIVIDENDS ON PREFERRED STOCK                              $            (84,375)     $           (84,375)
                                                             ------------------       ------------------
             NET (LOSS) INCOME AVAILABLE TO
                    COMMON SHAREHOLDERS                   $           (202,773)     $           222,356
                                                             ------------------       ------------------

WEIGHTED AVERAGE SHARES OUTSTANDING
- Basic                                                              2,035,600                2,035,600
                                                             =================       ==================
- Diluted                                                            2,035,600                2,035,600
                                                             =================       ==================

NET (LOSS) INCOME PER COMMON SHARE
- Basic                                                   $              (0.10)     $              0.11
                                                             =================       ==================
- Diluted                                                 $              (0.10)     $              0.11
                                                             =================       ==================

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CONSOLIDATED BALANCE SHEETS


                                                                 SEPTEMBER 30, 2003      JUNE 30, 2003
                                                                 ------------------      -------------
ASSETS
Loans receivable                                                    $   54,083,564        $ 55,306,678
Less: unrealized depreciation on loans receivable                        (238,500)           (238,500)
                                                                 ------------------      -------------
             Loans receivable, net                                      53,845,064          55,068,178

Cash and cash equivalents                                                  302,205             498,669
Accrued interest receivable, net of unrealized
      depreciation of $775,800 and $691,000, respectively                1,241,868           1,321,591
Assets acquired in satisfaction of loans                                 1,142,189           1,142,189
Receivables from debtors on sales of assets acquired
      in satisfaction of loans                                             431,258             431,258
Equity securities                                                        1,054,046             929,405
Property, auto and leasehold improvements, net                             475,427             173,100
Medallions owned                                                           300,300                   -
Prepaid expenses and other assets                                          644,827             527,511
                                                                 ------------------      -------------
             TOTAL ASSETS                                          $    59,437,184        $ 60,091,901
                                                                 ==================      =============

LIABILITIES
      Debentures payable to SBA                                    $    10,480,000       $   9,200,000
      Notes payable, banks                                              32,379,902          34,130,000
      Accrued expenses and other liabilities                               631,983             485,710
      Accrued interest payable                                              97,217             219,671
      Dividends payable                                                     84,375              84,375
                                                                 ------------------      -------------
             TOTAL LIABILITIES                                          43,673,477          44,119,756
                                                                 ------------------      -------------

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
      Preferred stock 500,000 shares authorized,
        none issued or outstanding                                               -                   -

      9 3/8% cumulative participating redeemable preferred
         stock $.01 par value, $12.00 face value, 500,000
         shares authorized; 300,000 shares issued and
         outstanding                                                     3,600,000           3,600,000
      Common stock, $.0001 par value: 5,000,000 shares
         authorized; 2,045,600 shares issued, 2,035,600
         outstanding                                                           205                 205
      Additional paid-in-capital                                        13,869,545          13,869,545
      Accumulated deficit                                              (1,400,498)         (1,197,725)
      Accumulated other comprehensive income                             (235,545)           (229,880)
                                                                 ------------------      -------------
                                                                        15,833,707          16,042,145
      Less: Treasury stock, at cost, 10,000 shares
          of common stock                                                 (70,000)            (70,000)
                                                                 ------------------      -------------
             TOTAL STOCKHOLDERS' EQUITY                                 15,763,707          15,972,145
                                                                 ------------------      -------------
             TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                               $   59,437,184       $  60,091,901
                                                                 ==================      =============